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                                                 EXHIBIT 10.2
                                                 ------------


                                  DERBY SAVINGS BANK

                                  STOCK OPTION PLAN


          Derby Savings Bank (the "Bank") sets forth herein the terms of this Stock Option Plan (the "Plan") as follows:

         1.   PURPOSE

              THE Plan is intended to advance the interests of the Bank by providing eligible individuals (as designated pursuant to Section 4 below) with an opportunity to acquire or increase a proprietary interest in the Bank, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Bank and its subsidiaries, and will encourage such eligible individuals to remain in the employ or service of the Bank or that of one or more of its subsidiaries. Each stock option granted under the Plan (an "Option") is intended to be an "incentive stock option" within the meaning of
Section 422A of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), except to the extent that any such Option would exceed the limitations set forth in Section 7 below and except for (i) Options specifically designated at the time of grant as not being "incentive stock options", and (ii) Options granted to directors who are not officers or other full-time employees of the Bank or any of its subsidiaries. Options may be accompanied by stock appreciation rights ("SARs"), as defined in Section 11 below.


         2.   ADMINISTRATION

              (a) BOARD. The Plan shall be administered by the Board of Directors of the Bank (the "Board"), which shall have the full power and authority to take all actions, and to make all determinations required or provided for under this Plan or any Option or SAR granted or Option Agreement (as defined in Section 8 below) entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of this Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any Option or SAR granted or Option Agreement entered into hereunder. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting at which any issue relating to the Plan is properly raised for consideration or by unanimous consent of the Board executed in writing in accordance with the


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Bank's Certificate of Incorporation and By-Laws, and with applicable law.  The interpretation and construction by the Board of any provision of the Plan or of any Option or SAR granted or Option Agreement entered into hereunder shall be final and conclusive.

               (b) COMMITTEE. The Board may from time to time appoint a Stock Option/Compensation Committee (the "Committee") consisting of not less than three members of the Board, none of whom shall be" an officer or other salaried employee of the Bank or any of its subsidiaries, and each of whom shall qualify in all respects as a "disinterested person" as defined in Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934. The Board, in its sole discretion, may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan, as set forth in
Section 2(a) above, as the Board shall determine, consistent with the Certificate of Incorporation and By-Laws of the Bank and applicable law. The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Bank's Certificate of Incorporation and By-Laws, and with applicable law. The majority vote of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

               (c) NO LIABILITY. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option or SAR granted or Option Agreement entered into hereunder.

               (d) DELEGATION TO THE COMMITTEE. In the event that the Plan or any Option or SAR granted or Option Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in Section 2(b) above. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.

               (e) ACTION BY THE BOARD. The Board may act under this Plan other than by, or in accordance with the recommendations of, the Committee, constituted as set forth in


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Section 2(b) above, only if a majority of the Board and a majority of the directors acting in any matter hereunder are "disinterested persons" as defined in Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934.

         3.   STOCK

              The stock that may be issued pursuant to Options granted under the Plan shall be shares of Common Stock, par value $1.00 per share, of the Bank (the "Stock"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 221,786 shares (ten percent of the shares issued in the conversion, including the underwriters' overallotment option), which number of shares is subject to adjustment as provided in Section 18 below. If any Option expires, terminates, or is terminated for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan, except that such shares shall not be so available whenever such Option has been surrendered as a result of the exercise of the related SARs.

         4.   ELIGIBILITY

              (a) EMPLOYEES. Options or SARs may be granted under the Plan to any officer or other full-time employee of the Bank or any "subsidiary corporation" thereof within the meaning of Section 425(f) of the Code (a "Subsidiary") (including any such employee who is an officer of the Bank or any Subsidiary) as the Board shall determine and designate from time to time prior to expiration or termination of the Plan.

               (b) NON-EMPLOYEE DIRECTORS. On the effective date of this Plan as described in Section 5(a) hereof, each member then serving on the Board of Directors of the Bank who is not an employee of the Bank or any Subsidiary (a "Non-Employee Director") shall be granted an Option to purchase 1,000 shares of Stock, and related SARs, at the price and upon the other terms and conditions specified in the Plan. In the case of the Chairman of the Board on such effective date, such grant shall be for 1,500 shares rather than 1,000 shares. Thereafter, an Option to purchase 1,000 shares of Stock, and related SARs, at the price and upon the other terms and conditions specified in the Plan, shall be granted under the


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Plan to each Non-Employee Director who was not a director on such effective date, upon the later of the commencement of his election to a second term on the Board or the completion of three years' service as a director. Any Non-Employee Director who is granted an Option to purchase 1,000 shares hereunder shall be granted an Option for an additional 500 shares upon his election, subsequent to such effective date, as Chairman of the Board. Except as provided in this
Section 4(b), no Non-Employee Director shall be eligible to be granted Options or SARs under this Plan. The maximum number of Options that may be granted to all Non-Employee Directors shall not exceed 15 percent of the shares covered by the Plan.

               (c) MULTIPLE OPTIONS OR SARs. An individual may hold more than one Option or SAR, subject to such restrictions as are provided herein; PROVIDED, HOWEVER, that during the period commencing on the date that conversion from mutual to stock form is completed and ending on three years from such date, no individual shall be eligible to receive or exercise any Option or SAR if such exercise would result in such individual owning, directly or indirectly, shares of stock of the Bank possessing more than ten percent of any class of stock of the Bank.


         5.   EFFECTIVE DATE AND TERM OF THE PLAN

               (a) EFFECTIVE DATE. This Plan shall be effective as of the date of adoption by the Board, which date is set forth below, subject to approval of the Plan within one year of such effective date by an affirmative vote of shareholders who hold at least a majority of the outstanding shares of stock of the Bank entitled to vote thereon, in person or by proxy, at a duly called meeting of the shareholders; PROVIDED, HOWEVER, that upon approval of the Plan by the shareholders of the Bank as set forth above, all Options and SARs granted under the Plan on or after the effective date shall be fully effective as if the shareholders of the Bank had approved the Plan on the effective date. If the shareholders fail to approve the Plan within one year of such effective date, any options and SARs granted hereunder shall be null and void and of no effect.

               (b) TERM. This Plan shall terminate on the date ten years from the effective date.


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         6.   GRANT OF OPTIONS

              Subject to the terms and conditions of the Plan, the Board may, at any time and from time to time, prior to the date of termination of the Plan, grant to such eligible individuals as the Board may determine ("Optionees"), Options to purchase such number of shares of Stock on such terms and conditions as the Board may determine, including any terms or conditions which may be necessary to qualify such Options as "incentive stock options" under Section 422A of the Code. The date on which the Board approves the grant of an Option shall be considered the date on which such Option is granted.


         7.   LIMITATION ON OPTIONS RECEIVED IN CALENDAR YEAR

               (a) OPTIONS GRANTED BEFORE 1987. The aggregate fair market value (determined as of the date the Option is granted) of Stock for which any Optionee may be granted "incentive stock options" within the meaning of Section 422A of the Code in any calendar year before 1987 (under the Plan and all other stock option plans of the Bank, its Subsidiaries, and any parent or subsidiary corporation within the meaning of Section 422A(b)(8) of the Internal Revenue Code of 1954, as amended (the "1954 Code")) shall not exceed $100,000 plus any "unused limit carryover" to such year (as defined in Section 422A(c)(4) of the 1954 Code).

               (b) OPTIONS GRANTED AFTER 1986. With respect to options granted after 1986, the aggregate fair market value (determined as of the date the option is granted) of the stock covered by "incentive stock options" that are exercisable for the first time by any employee in any calendar year (under the Plan and all other stock option plans of the Optionee's employer corporation and its parent or subsidiary corporations within the meaning of Section 422A(b)(7) of the Code) shall not exceed $100,000.

               (c) SEPARATE AGREEMENT FOR NON-INCENTIVE OPTIONS. If an Option is granted which would exceed the limitations of this Section 7, the excess shares shall be included under a separate Option which shall be designated as not being an "incentive stock option" (within the meaning of Section 422A of the Code).


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         8.   OPTION AGREEMENTS

              All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements"), to be executed by the Bank and by the Optionee, in such form or forms as the Board shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; PROVIDED, HOWEVER, that all such Option Agreements shall comply with all terms of the Plan.

         9.   OPTION PRICE

              The purchase price of each share of Stock subject to an Option (the "Option Price") shall be fixed by the Board and stated in each Option Agreement, and shall be not less than the greater of par value or 100 percent of the fair market value of a share of Stock on the date the Option is granted (as determined in good faith by the Board); PROVIDED, HOWEVER, that in the event the Optionee would otherwise be ineligible to receive an "incentive stock option" by reason of the provisions of Sections 422A(b)(6) and 425(d) of the Code (relating to stock ownership of more than ten percent), the Option Price of an Option which is intended to be an "incentive stock option" (within the meaning of Section 422A of the Code) shall be not less than the greater of par value or 110 percent of the fair market value of a share of Stock at the time such Option is granted. In the event that the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded in an established securities market, in determining the fair market value of the Stock, the Board shall use the closing price of the Stock on such exchange or System or in such market (the highest such closing price if there is more than one such exchange or market) on the trading date immediately before the Option is granted (or, if there is no such closing price, then the Board shall use the mean between the highest bid and lowest asked prices or between the high and low prices on such date), or, if no sale of the Stock has been made on such day, on the next preceding day on which any such sale shall have been made.

         10.  TERM AND EXERCISE OF OPTIONS

              (a) TERM. Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder


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shall cease upon the expiration of ten years from the date such Option is granted, or on such date prior thereto as may be fixed by the Board and stated in the Option Agreement relating to such Option; PROVIDED, HOWEVER, that in the event the optionee would otherwise be ineligible to receive an "incentive stock option" by reason of the provisions of Sections 422A(b)(6) and 425(d) of the Code (relating to stock ownership of more than ten percent), an Option granted to such Optionee which is intended to be an "incentive stock option" (within the meaning of Section 422A of the Code) shall in no event be exercisable after the expiration of five years from the date it is granted.

               (b) OPTION PERIOD AND LIMITATIONS ON EXERCISE. Each Option granted under the Plan shall be exercisable, in whole or in part, at any time and from time to time, over a period commencing on or after the date of grant and ending upon the expiration or termination of the Option, as the Board shall determine and set forth in the Option Agreement relating to such Option.
Without limiting the foregoing, the Board, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding; PROVIDED, HOWEVER, that any such limitation on the exercise of an Option contained in any Option Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provisions of this Plan, (i) no Option granted to an Optionee under this Plan shall be exercisable in whole or in part prior to the date the Plan is approved by the shareholders of the Bank as provided in Section 5 above, and (ii) no Option granted to an Optionee under this Plan before January 1, 1987 which is specifically designated as an "incentive stock option" (within the meaning of Section 422A of the 1954 Code) shall be exercisable in whole or in part while there is outstanding (within the meaning of Section 422A(c)(7) of the 1954 Code) any "incentive stock option" (within the meaning of Section 422A of the 1954
Code) which was previously granted to such Optionee by the Bank or by a Subsidiary or by a parent, subsidiary, or predecessor corporation (within the meaning of Section 422A(b)(7) of the 1954 Code), whether under this Plan or under any other stock option plan heretofore or hereafter maintained by the Bank or by a Subsidiary or by a parent, subsidiary, or predecessor corporation (within the meaning of Section 422A(b)(7) of the 1954 Code); and (iii) an Option granted to an Optionee under this Plan after December 31, 1986


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which is specifically designated as an "incentive stock option" shall be exercisable only to the extent permitted under Section 7(b) above.

               (c) METHOD OF EXERCISE. An Option that is exercisable hereunder may be exercised by delivery to the Bank on any business day, at its principal office, addressed to the attention of the Committee, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made, as determined by the Board and set forth in the Option Agreement pertaining to an Option, either (i) in cash or in cash equivalents; (ii) through the tender to the Bank of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in the manner described in Section 9 above) on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii); PROVIDED, HOWEVER, that the Board may in its discretion impose and set forth in the Option Agreement pertaining to an Option such limitations or prohibitions on the use of shares of Stock to exercise Options as it deems appropriate. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing his ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option which is an "incentive stock option" (within the meaning of Section 422A of the Code), which certificate or certificates shall not include any shares which were purchased pursuant to the exercise of an Option which is not an "incentive stock option" (within the meaning of Section 422A of the Code). An individual holding or exercising an option shall have none of the rights of a shareholder until the shares of Stock covered thereby are fully paid and issued to him and, except as provided in
Section 18 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.


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         11.  STOCK APPRECIATION RIGHTS (SARs)

               (a) IN GENERAL. Subject to the terms and conditions of the Plan, the Board may, in its sole and absolute discretion, grant to an Optionee rights to surrender to the Bank, in whole or in part, an Option, and to receive in exchange therefor payment by the Bank of an amount equal to the excess of the fair market value of the shares of Stock subject to such Option, or portion thereof, so surrendered (determined in the manner described in Section 9 above as of the date the SARs are exercised) over the Option Price of such shares. Such payment may be made, as determined by the Board in accordance with Sections 11(d) and 11(e) below and set forth in the Option Agreement, either in shares of Stock or in cash or in any combination thereof. SARs may be granted to Optionees only at the same time and with respect to the same number of shares of Stock as such Optionees are granted Options under the Plan. All SARs shall be evidenced by provisions in the Option Agreement pertaining to the related Option, which provisions shall comply with and be subject to the terms and conditions set forth in this Section 11.

               (b) GRANT. Each SAR shall relate to a specific Option granted under the Plan and shall be awarded to the Optionee concurrently with the grant of such Option pursuant to Section 6 above. The number of SARs granted to an Optionee shall be equal to the number of shares of Stock which such Optionee is entitled to purchase pursuant to the related Option. The number of SARs held by an Optionee shall be reduced by (i) the number of SARs exercised for Stock or cash under the provisions of the Option Agreement pertaining to the related Option, and (ii) the number of shares of Stock purchased pursuant to the exercise of the related Option.

               (c) EXERCISE. SARs that are exercisable hereunder may be exercised by delivering to the Bank on any business day, at its principal office, addressed to the attention of the Committee, written notice of exercise, which notice shall specify the number of SARs being exercised. The date upon which such written notice is received by the Bank shall be the exercise date of the SARs. Except to the extent that SARs are exercised for cash as provided in
Section 11(e) below, the individual exercising SARs shall receive, without payment therefor to the Bank, the number of shares of Stock determined under
Section 11(d) below. Promptly after the exercise of SARs, the individual exercising the SARs shall be entitled to the issuance of a Stock certificate or certificates evidencing ownership of such shares. An individual holding or


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exercising SARs shall have none of the rights of a shareholder with respect to any shares of Stock covered by the SARs until shares of Stock are issued to him or her, and, except as provided in Section 18 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

               (d) NUMBER OF SHARES. The number of shares of Stock which shall be issued pursuant to the exercise of SARs shall be determined by dividing
(i) the total number of SARs being exercised, multiplied by the amount by which the fair market value (determined in the manner described in Section 9 above) of a share of Stock on the exercise date exceeds the Option Price of the related Option, by (ii) the fair market value (determined in the manner described in Section 9 above) of a share of Stock on the exercise date of the SARs; PROVIDED, HOWEVER, that no fractional share shall be issued on exercise of SARs, and that cash shall be paid by the Bank to the individual exercising SARs in lieu of any such fractional share.

               (e) EXERCISE OF SARs FOR CASH. The Board shall have sole discretion to determine whether, and shall set forth in the Option Agreement pertaining to the related Option the circumstances under which, payment in respect of SARs granted to any Optionee shall be made in shares of Stock, or in cash, or in a combination thereof. Promptly after the exercise of an SAR for cash, the individual exercising the SAR shall receive in respect of said SAR an amount of money equal to the difference between the fair market value (determined in the manner described in Section 9 above) of a share of Stock on the exercise date and the Option Price of the related Option.

               (f) LIMITATIONS. SARs shall be exercisable at such times and under such terms and conditions as the Board, in its sole and absolute discretion, shall determine and set forth in the Option Agreements pertaining to the related Options; PROVIDED, HOWEVER, that an SAR may be exercised only at such times and by such individuals as the related Option under the Plan may be exercised; and PROVIDED, FURTHER, that an SAR may be exercised only at such times as the fair market value (determined in the manner described in Section 9 above) of a share of Stock on the exercise date exceeds the Option Price of the related Option. Adjustments in the number, kind, or Option Price of shares of Stock for which Options are granted pursuant to Section 18 below shall also be made as necessary to the related SARs held by each Optionee. Any amendment, suspension or termination of the Plan pursuant to Section 17 below shall be deemed an amendment, suspension or termination of SARs to the same extent.

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         12.  TRANSFERABILITY OF OPTIONS OR SARs

              During the lifetime of an Optionee to whom an Option is granted, only such optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option or SAR. No Option or SAR shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.


         13.  TERMINATION OF SERVICE OR EMPLOYMENT

              Upon the termination of the service or employment of an Optionee with the Bank or a Subsidiary, other than by reason of the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, any Option or SAR granted to such Optionee pursuant to this Plan shall terminate, and such Optionee shall have no-further right to purchase shares of Stock pursuant to such Option; PROVIDED, HOWEVER, that in the event that such termination of service or employment is by reason of the Optionee's retirement in accordance with the normal retirement policies of the Bank or a Subsidiary, as the case may be, then such Optionee shall have the right (subject to the limitations on exercise set forth in the third sentence of Section 10(b) and Section 11(f) above), at any time within three months after such retirement and prior to termination of the Option as provided in Section 10(a) above, to exercise, in whole or in part, any Option or SAR held by such Optionee at the date of such retirement, whether or not such Option or SAR was exercisable immediately prior to such retirement; and PROVIDED, FURTHER, that the Board may (but shall not be required to) provide, by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the limitations on exercise set forth in the third sentence of Section 10(b) and Section 11(f) above), in the event of termination of service or employment of the Optionee with the Bank or a Subsidiary, exercise an Option or SAR, in whole or in part, at any time subsequent to such termination of service or employment and prior to termination of the Option as provided in Section 10(a) above, either subject to or without regard to any limitation on exercise imposed pursuant to the first and second sentences of Section 10(b) above, as the Board, in its sole and absolute discretion, shall determine and set forth in the Option Agreement. Whether a termination of service or employment is to be considered by reason of retirement in accordance with the normal retirement policies of the Bank or a Subsidiary, as the

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case may be, and whether a leave of absence or leave on military or government service shall constitute a termination of service or employment for purposes of this Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of this Plan, a termination of service or employment with the Bank or a Subsidiary shall not be deemed to occur if the Optionee is immediately thereafter in the employ or service of the Bank or any Subsidiary.

         14.   RIGHTS IN THE EVENT OF DEATH OR DISABILITY

              (a) DEATH. If an Optionee dies while in the employ or service of the Bank or a Subsidiary, the executors or administrators or legatees or distributees of such Optionee's estate shall have the right (subject to the limitations on exercise set forth in the third sentence of Section 10(b) and
Section 11(f) above), at any time within one year after the date of such Optionee's death and prior to termination of the Option as provided in Section 10(a) above, to exercise any Option or SAR held by such Optionee at the date of such Optionee's death, whether or not such Option or SAR was exercisable immediately prior to such Optionee's death; PROVIDED, HOWEVER, that the Board may (but shall not be required to) provide, by inclusion of appropriate language in any Option Agreement, that, in the event of the death of an Optionee, the executors or administrators or legatees or distributees of such Optionee's estate may exercise an Option or SAR (subject to the limitations on exercise set forth in the third sentence of Section 10(b) and Section 11(f) above), in whole or in part, at any time subsequent to such Optionee's death and prior to termination of the Option as provided in Section 10(a) above, either subject to or without regard to any limitations on exercise imposed pursuant to the first and second sentences of Section 10(b) above, as the Board, in its sole and absolute discretion, shall determine and set forth in the Option Agreement.

              (b) DISABILITY. If an Optionee terminates service or employment with the Bank or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, then such Optionee shall have the right (subject to the limitations on exercise set forth in the third sentence of Section 10(b) or
Section 11(f) above), at any time within one year after such termination of service or employment and prior to termination of the Option as provided in
Section 10(a) above, to exercise, in whole or in part, any Option or SAR held by such Optionee at the date of such termination of service or employment, whether or not such Option or SAR was exercisable immediately prior to such termination of service or employment; PROVIDED, HOWEVER, that the Board may (but shall not be required to) provide, by inclusion of appropriate language in any Option Agreement, that an Optionee who is an employee of the Bank or a subsidiary may (subject to the limitations on exercise set forth in the third sentence of Section 10(b) and
Section 11(f) above), in the event of the termination of service or employment of the Optionee with the Bank or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, exercise an Option or SAR, in whole or in part, at any time subsequent to such termination of service or employment and prior to termination of the Option as provided in Section 10(a) above, either subject to or without regard to any limitation on exercise imposed pursuant to the first and second sentences of Section 10(b) above, as the Board, in its sole and absolute discretion, shall determine and set forth in the Option Agreement. Whether a termination of service or employment is to be considered by reason of "permanent and total disability" for purposes of this Plan shall be determined by the Board, which determination shall be final and conclusive.

         15.  USE OF PROCEEDS

              The proceeds received by the Bank from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Bank.

         16.  REQUIREMENTS OF LAW

         The Bank shall not be required to sell or issue any shares of Stock under any Option or SAR if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or SAR or the Bank of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Any determination in this connection by the Board shall be final, binding, and conclusive. The Bank shall not be obligated to take any affirmative action in order to cause the exercise of an Option or SAR or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option or SAR shall not be exercisable unless and until the shares of Stock covered by such Option or SAR are registered or are subject to an available exemption from registration, the exercise of such Option or SAR (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

         17.  AMENDMENT AND TERMINATION OF THE PLAN

              The Board may, at any time and from time to time, amend, suspend or terminate the plan as to any shares of Stock as which options or SARs have not been granted; PROVIDED, HOWEVER, that no amendment by the Board shall, without approval by the affirmative vote of shareholders who hold at least a majority of outstanding shares of stock of the Bank entitled to vote thereon and who vote in person or by proxy at a duly constituted shareholders' meeting, (a) materially change the requirements as to eligibility to receive Options or SARs;
(b) increase the maximum number of shares of Stock in the aggregate that may be sold pursuant to Options or SARs granted under the Plan (except as permitted under section 18 hereof); (c) change the minimum Option Price set forth in
Section 9 hereof (except as permitted under Section 18 hereof); (d) increase the maximum period during which Options or SARs may be exercised; (e) extend the term of the Plan; or (f) materially increase the benefits accruing to eligible individuals under the Plan. Except as permitted under Section 18 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option or SAR, alter or impair rights or obligations under any Option or SAR theretofore granted under the Plan.


         18.   EFFECT OF CHANGES IN CAPITALIZATION

              (a) CHANGES IN STOCK. If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Bank by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the bank, occurring after the effective date of the Plan, the number and kinds of shares for the purchase of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Bank. In addition, the number and kind of

Shares for which Options or SARs are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option or SAR immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option or SAR outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

              (b) REORGANIZATION IN WHICH THE BANK IS THE SURVIVING CORPORATION. Subject to subsection (c) hereof, if the Bank shall be a surviving corporation in any reorganization, merger, or consolidation of the Bank with one or more other corporations, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation.

              (c) REORGANIZATION IN WHICH THE BANK IS NOT THE SURVIVING CORPORATION OR SALE OF ASSETS OR STOCK. Upon the dissolution or liquidation of the Bank, or upon a merger, consolidation or reorganization of the Bank with one or more other corporations in which the Bank is not a surviving Corporation, or upon a sale of substantially all of the assets of the bank to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Bank is the surviving corporation) approved by the Board which results in any person or entity owning 80 percent or more of the combined voting power of all classes of stock of the Bank, the Plan and all Options and SARs outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Options and SARs theretofore granted, or for the substitution for such Options or SARs of new options or stock appreciation rights covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options and SARs theretofore granted shall continue in the manner and under the terms so provided.

In the event of any such termination of the Plan, each individual holding an Option or SAR shall have the right (subject to the limitations on exercise set forth in the third sentence of Section 10(b) and Section 11(f) above), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Board in its sole discretion shall determine and designate, to exercise such Option or SAR in whole or in part, whether or not such Option or SAR was otherwise exercisable at the time such termination occurs and without regard to any limitation on exercise imposed pursuant to the first and second sentences of Section 10(b) above. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options or SARs not later than the time at which the Bank gives notice thereof to its shareholders.

              (d) ADJUSTMENTS. Adjustments under this Section 18 related to stock or securities of the Bank shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

               (e) NO LIMITATIONS ON BANK. The grant of an Option or SAR pursuant to the Plan shall not affect or limit in any way the right or power of the Bank to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.


         19.  DISCLAIMER OF RIGHTS

              No provision in the Plan or in any Option or SAR granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of the Bank or any subsidiary, or to interfere in any way with the right and authority of the Bank or any subsidiary either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Bank or any Subsidiary.

         20.  NONEXCLUSIVITY OF THE PLAN

              Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Bank for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights otherwise than under the plan.

                                     *    *    *

              This Plan was duly adopted and approved by the Board of Directors of the Bank by resolution at a meeting held on the 22nd day of November, 1985, the effective date of the Plan.


                                       John F. Costigan
                                       ----------------
                                       Secretary of the Bank


         This Plan was duly approved by the shareholders of the Bank at a meeting of the shareholders held on the 23rd day of April, 1986.


                                       John F. Costigan
                                       ----------------
                                       Secretary of the Bank

                                  DERBY SAVINGS BANK

                              INCENTIVE STOCK OPTION AND
                         STOCK APPRECIATION RIGHTS AGREEMENT


         This Stock Option and Stock Appreciation Rights Agreement (the "0ption Agreement") is made as of the _____ day of ___________________, 1987, by and between Derby Savings Bank, a Connecticut-chartered savings bank (the "Bank"), and ____________________, an employee of the Bank (the "Optionee").

          WHEREAS, the Board of Directors of the Bank has duly adopted, and the shareholders of the Bank have approved, a Stock Option Plan (the "Plan"), which authorizes the Bank to grant to eligible individuals options for the purchase of shares of the Bank's Common Stock, $1.00 par value (the "Stock"), and also to grant related stock appreciation rights ("SARs"); and

          WHEREAS, the Bank has determined that it is desirable and in its best interests to grant to the Optionee, pursuant to the Plan, an option to purchase a certain number of shares of Stock, and also to grant related SARs, in order to provide the Optionee with an incentive to advance the interests of the Bank, all according to the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto do hereby agree as follows:

          1. GRANT OF OPTION AND SARs. Subject to the terms of the Plan (attached hereto as Exhibit A, the terms of which are incorporated by reference herein), the Bank hereby grants to the Optionee the right and option (the "Option") to purchase from the Bank, on the terms and subject to the conditions hereinafter set forth, ____________ shares of Stock. This Option shall constitute an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to the terms of the Plan, the Bank hereby concurrently grants to the Optionee __________________ SARs, which may be exercised in accordance with the terms and subject to the conditions hereinafter set forth. The date of grant of this option and the SARs is ______________________, the date on which the grant of the Option and the SARs was approved by the Stock Option Committee of the Board of Directors of the Bank (the "Committee").

           2. PRICE. The purchase price (the "Option Price") for the shares of Stock subject to the Option granted by this Option Agreement is $____________ per share, which price is not less than 100 percent of the fair market value of the Stock, as determined by the Bank, on the date of grant of this Option. 1/

          3. EXERCISE OF OPTION. Except as otherwise provided herein, the Option granted pursuant to this Option Agreement shall be subject to exercise as follows:

               A. TIME OF EXERCISE OF OPTION. The Optionee may exercise the Option (subject to the limitations on exercise set forth in Subsection H below), in installments as follows:

Installment Exercise Dates        Number of Shares
--------------------------        ----------------

--------------------------        ----------------
--------------------------        ----------------
--------------------------        ----------------
--------------------------        ----------------
--------------------------        ----------------


The foregoing installments, to the extent not exercised, shall accumulate and be exercisable, in whole or in part, at any time and from time to time, on and after the date first exercisable and prior to the termination of the Option as provided for in Subsection G below; PROVIDED, that no single exercise of the Option shall be for less than 100 shares, unless the number of shares purchased is the total number at the time available for purchase under this Option.

         Notwithstanding the foregoing installment limitations, in the event of a "change in control" of the Bank, as defined in the next sentence below, the Option shall become immediately exercisable in full, except to the extent that the foregoing waiver of installment limitations, taking into account all other payments or benefits to or for the Optionee under all other agreements, understandings, and formal or informal plans or arrangements for the direct or indirect provision of


----------------------
1/ 110 percent for Optionees who own more than ten percent of the total combined voting power of all classes of stock.

compensation to the Optionee, would cause the Optionee to be considered to have received a "parachute payment" within the meaning of Section 28OG(b)(2) of the Code that would reduce the total after-tax compensation, as determined for purposes of Section 28OG of the Code, received by the Optionee by reason of such change in control to an amount which is less than that which would be received in the absence of such waiver. For purposes of this Option Agreement, a "change in control" of the Bank shall be deemed to have taken place if (i) any person becomes the beneficial owner of 20 percent or more of the total number of voting shares of the Bank; (ii) any person becomes the beneficial owner of 10 percent or more, but less than 20 percent of the total number of voting shares of the Bank, if the Board of Directors of the Bank has made a determination that such beneficial ownership constitutes or will constitute control of the Bank; (iii) any person (other than the persons named as proxies solicited on behalf of the Board of Directors of the Bank) holds revocable or irrevocable proxies, as to the election or removal of two or more directors of the Bank, for 25 percent or more of the total number of voting shares of the Bank; (iv) any person has commenced a tender or exchange offer, or entered into an agreement or received an option, to acquire beneficial ownership of 20 percent or more of the total number of voting shares of the Bank, whether or not the requisite regulatory approval for such acquisition has been received; or (v) as the result of, or in connection with, any cash tender or exchange offer, merger, or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Bank before such transaction shall cease to constitute at least two-thirds of the Board of Directors of the Bank or any successor institution. For purposes hereof, a "person" includes an individual, corporation, partnership, trust or group acting in concert. A person for these purposes shall be deemed to be a beneficial owner as that term is used in Rule 13d-3 under the Securities Exchange Act of 1934. [This Option Agreement shall not be considered an "Other Agreement" for purposes of Section 9(c) of the employment agreement dated __________________, 198_ between the Optionee and the Bank.] 2/




---------------------------
2/   Change reference to "Section 2(c) of the severance agreement" if employee has a severance agreement with the Bank; delete the sentence if employee has neither an employment agreement nor a severance agreement.

              B. EXERCISE BY OPTIONEE. During the lifetime of the Optionee, only the Optionee (or, in the event of the Optionee's legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option.

               C. TERMINATION OF EMPLOYMENT. The Optionee may exercise the Option only while the Optionee is an employee of the Bank or any "subsidiary corporation" thereof within the meaning of Section 425(f) of the Code
(a "Subsidiary") or for 30 days thereafter, after which the Option shall terminate, except as provided in Subsections D, E and F of this Section. Upon the Optionee's termination of employment, the Optionee may (subject to the limitations on exercise set forth in Subsection H below) exercise all or any part of the Option, to the extent it was exercisable at the time of the termination of employment, at any time within 30 days after the termination of employment and prior to the termination of the Option, as provided for in Subsection G below.

               D. RETIREMENT. If the Optionee's termination of employment is due to retirement with the consent of the Board of Directors of the Bank, the Optionee may (subject to the limitations on exercise set forth in Subsection H below) exercise all or any part of the Option, whether or not it was exercisable at the time of the termination of employment, at any time within three months after the termination of employment and prior to the termination of the Option, as provided for in Subsection G below.

               E. DEATH. In the event of the Optionee's death either while employed by the Bank or a Subsidiary or within the period following the termination of employment with the Bank or a Subsidiary during which the Option was exercisable pursuant to Subsection D or F of this Section, the personal representative or legatees or distributees of the Optionee's estate, as the case may be, shall have the right (subject to the limitations on exercise set forth in Subsection H below) to exercise all or any part of the Option, whether or not the option was exercisable on the date of the Optionee's death, at any time within one year after the date of the Optionee's death.

               F. DISABILITY. If the Optionee's termination of employment is by reason of "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), the Optionee or the guardian or legal representative shall have the right (subject to the limitations on exercise set forth in Subsection H below) to exercise all or any part of the Option, whether or not the Option was exercisable at the time of the termination of employment, at any time within one year after termination of employment.

               G. TERMINATION OF OPTION. The Option shall terminate upon the earlier of (i) the expiration of a period of ten years 3/ from the date of grant of the the expiration of in Section 1 above, (ii) 30 days after the termination of employment with the Bank or a Subsiary, unless such termination falls within the scope of this Subsection D, E, or F of Section, or (iii) in the event the termination of employment falls within the Subsection D, E or F of this Section, upon the expiration of the period after the Optionee's termination of employment with the Bank or a Subsidiary within which the Option is exercisable as specified in Subsection D, E or F of this Section, whichever is applicable.

               H. LIMITATIONS ON EXERCISE OF OPTION. Notwithstanding the foregoing Subsections of this Section, in no event may the Option be exercised, in whole or in part, after ten years 4/ following the date upon which the Option is granted, as set forth in Section 1 above, or after the occurrence of an event referred to in Section 9 below which results in termination of the Option. In no event may the Option be exercised for a fractional share.

               I. REDUCTION IN NUMBER OF SHARES SUBJECT TO OPTION. The number of shares of Stock which may be purchased upon exercise of the Option pursuant to this Section shall be reduced by (i) the number of shares of Stock previously purchased upon exercise of the Option pursuant to this Section and (ii) the number of SARs previously exercised pursuant to Section 5 below.

          4. METHOD OF EXERCISE OF OPTION. Subject to the terms and conditions of this Option Agreement, the Option may be exercised by delivering written notice of exercise to the Bank, at its principal office, addressed to the attention of the Committee, which notice shall specify the number of shares for which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. Payment of the Option Price for the shares of Stock purchased pursuant to the




-----------------------------
3/   Five years for Optionees who own more than ten percent of the total combined voting power of all classes of stock.

4/   Five years for Optionees who own more than ten percent of the total combined voting power of all classes of stock.

exercise of the Option shall be made either (i) in cash or in cash equivalent;
(ii) through the tender to the Bank of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in the manner specified in the Plan) on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii). If the person exercising the Option is not the Optionee, such person shall also deliver with the notice of exercise appropriate proof of his or her right to exercise the Option. An attempt to exercise the Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after exercise of the Option as provided for above, the Bank shall deliver to the person exercising the Option a certificate or certificates for the shares of Stock being purchased.

         5. EXERCISE OF SARs. The SARs granted pursuant to this Option Agreement shall be subject to exercise as follows:

               A. TIME OF EXERCISE OF SARs. The Optionee may exercise the SARs, in whole or in part, only during the period commencing on the third business day following the date of release by the Bank for publication of quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such release date, provided that such data appears on a wire service, in a financial news service, in a newspaper of general circulation, or is otherwise made publicly available; PROVIDED, HOWEVER, that the SARs may be exercised by the Optionee only at such times and in such amounts as the Optionee may exercise the Option granted pursuant to this Option Agreement and in no event after the termination of the Option as set forth in Subsections A and G of Section 3 above; provided, further, that in no event may the SARs be exercised, in whole or in part, before the expiration of one year from the date on which the Bank became subject to the reporting requirements of
Section 13 of the Securities Exchange Act of 1934; PROVIDED, FURTHER, that in no event may the SARs be exercised, in whole or in part, before the expiration of six months from the date of grant of the SARs, as set forth in Section 1 above, and PROVIDED, FURTHER, that the SARs may be exercised only at such times as the fair market value (determined in the manner specified in the Plan) of a share of Stock on the exercise date of the SARs exceeds the Option Price.

               B. EXERCISE BY OPTIONEE. During the lifetime of the Optionee, only the Optionee or the Optionee's guardian or legal representative may exercise the SARs.

               C. EXERCISE FOLLOWING DEATH OR OTHER TERMINATION OF EMPLOYMENT. In the event of the Optionee's death or other termination of employment with the Bank or a Subsidiary, the SARs may be exercised, in whole or in part, during the period described in Subsection A above, by the Optionee or the Optionee's guardian or legal representative, or by the personal representatives or administrators or legatees or distributees of the Optionee's estate, as the case may be; PROVIDED, HOWEVER, that the SARs may be exercised only at such times following the Optionee's death or other termination of employment and in such amounts and by such individuals as the Option may be exercised pursuant to Subsections C, D, E or F of Section 3 above and in no event after the termination of the Option as provided for in Subsection G of Section 3 above.

               D. REDUCTION IN NUMBER OF SARs AVAILABLE FOR EXERCISE. The number of SARs which may be exercised pursuant to this Section shall be reduced by (i) the number of shares of Stock previously purchased upon exercise of the Option pursuant to Section 3 or 9(C) and (ii) the number of SARs previously exercised pursuant to this Section.

          6. METHOD OF EXERCISE OF SARs AND PAYMENT. Subject to the terms and conditions of this Option Agreement, the SARs may be exercised by delivering written notice of exercise to the Bank, at its principal office, addressed to the attention of the Committee, which notice shall specify the number of SARs being exercised. The date upon which such written notice is received by the Bank shall be the exercise date of the SARs. If the individual exercising the SARs is not the Optionee, such individual shall also deliver with the notice of exercise appropriate proof of his or her right to exercise the SARs. Promptly after the exercise of the SARs, the individual exercising the SARs shall receive from the Bank in cash an amount equal to the difference between the fair market value (determined in the manner specified in the Plan) of a share of Stock on the exercise date and the Option Price, multiplied by the number of SARs being exercised.

          7. LIMITATIONS ON TRANSFER. Neither the Option nor the SARs are transferable by the Optionee, other than by will or the laws of descent and distribution in the event of death of the Optionee.

          8. RIGHTS AS SHAREHOLDER. Neither the Optionee nor any executor, administrator, distributee or legatee of the Optionee's estate shall be, or have any of the rights or privileges of, a shareholder of the Bank in respect of any shares of Stock transferable hereunder unless and until such shares have been fully paid and certificates representing such shares have been endorsed, transferred and delivered, and the name of the Optionee (or of such personal representative, administrator, distributee or legatee of the Optionee's estate) has been entered as the shareholder of record on the books of the Bank.

         9.   EFFECT OF CHANGES IN CAPITALIZATION.

               A. CHANGES IN STOCK. If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Bank by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Bank occurring after the date the Option and SARs are granted, a proportionate and appropriate adjustment shall be made by the Bank in the number and kind of shares subject to the Option and SARs, so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in the Option and SARs shall not change the total Option Price with respect to shares subject to the unexercised portion of the Option and SARs but shall include a corresponding proportionate adjustment in the Option Price per share.

               B. REORGANIZATION IN WHICH THE BANK IS THE SURVIVING CORPORATION. Subject to Subsection C of this Section, if the Bank shall be the surviving corporation in any reorganization, merger or consolidation of the Bank with one or more other corporations, the Option and SARs shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option and SARs would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option and SARs immediately prior to such reorganization, merger or consolidation.

               C. REORGANIZATION IN WHICH THE BANK IS NOT THE SURVIVING CORPORATION OR SALE OF ASSETS OR STOCK. Upon the dissolution or liquidation of the Bank, or upon a merger, consolidation or reorganization of the Bank with one or more other corporations in which the Bank is not the surviving corporation, or upon a sale of substantially all of the assets of the Bank to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Bank is the surviving corporation) approved by the Board which results in any person or entity owning 80 percent or more of the combined voting power of all classes of stock of the Bank, the Option and SARs hereunder shall terminate, except to the extent provision is made in connection with such transaction for the continuation and/or the assumption of the option or SARs, or for the substitution for the Option or SARs of new options or stock appreciation rights covering the stock of a successor company, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Option and SARs shall continue in the manner and under the terms so provided. In the event of any such termination of the Option and SARs, the Optionee shall have the right (subject to the limitations on exercise set forth in Subsection H of Section 3 and Section 5 above), for 30 days immediately prior to the occurrence of such termination, to exercise the Option and SARs in whole or in part, whether or not the Optionee was otherwise entitled to exercise such Option or SARs at the time such termination occurs. The Bank shall send written notice of an event that will result in such a termination to the Optionee not later than the time at which the Bank gives notice thereof to its shareholders.

               D. ADJUSTMENTS. Adjustments specified in this Section relating to stock or securities of the Bank shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

          10. GENERAL RESTRICTIONS. The Bank shall not be required to sell or issue any shares of Stock under the Option or to pay cash under the SARs if the sale or issuance of such shares or the exercise of the SARs would constitute a violation by the individual exercising the Option or SARs or by the Bank of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Bank shall determine, in its discretion, that the listing, registration or qualification of any shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares or the exercise of

SARs hereunder, the Option or SARs may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Bank, and any delay caused thereby shall in no way affect the date of termination of the Option or SARs. Any determination in this connection by the Bank shall be final, binding, and conclusive. The Bank shall not be obligated to take any affirmative action in order to cause the exercise of the Option or the issuance of shares pursuant thereto or the exercise of the SARs to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that the Option or SARs shall not be exercisable unless and until the shares of Stock covered by the Option are registered or are subject to an available exemption from registration, the exercise of the Option or SARs (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

          11. WITHHOLDING OF TAXES. The parties hereto recognize that the Bank or a Subsidiary may be obligated to withhold federal and local income taxes and Social Security taxes to the extent that the Optionee realizes ordinary income in connection with the exercise of the Option or SARs or in connection with a disposition of any shares of Stock acquired by exercise of the Option. The Optionee agrees that the Bank or a Subsidiary may withhold amounts needed to cover such taxes from payments otherwise due and owing to the Optionee, and also agrees that upon demand the Optionee will promptly pay to the Bank or a Subsidiary having such obligation any additional amounts as may be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or cash equivalent.

          12. NOTIFICATION OF DISPOSITION. The Optionee agrees to notify the Bank in writing of any disposition of shares of stock acquired by the Optionee pursuant to the exercise of this Option within 30 days of such disposition.

          13. DISCLAIMER OF RIGHTS. No provision in this Option Agreement shall be construed to confer upon the Optionee the right to be employed by the Bank or any Subsidiary, or to interfere in any way with the right and authority of the Bank or any Subsidiary either to increase or decrease the compensation of the Optionee at any time, or to terminate any employment or other relationship between the Optionee and the Bank or any Subsidiary.

           14. INTERPRETATION OF THIS OPTION AGREEMENT. All decisions and interpretations made by the Committee or the Board of Directors of the Bank with regard to any question arising under the Plan or this Option Agreement shall be binding and conclusive on the Bank and the Optionee and any other person entitled to exercise the Option or SARs as provided for herein. In the event that there is any inconsistency between the provisions of this Option Agreement and of the Plan, the provisions of the Plan shall govern.

          15. GOVERNING LAW. This Option Agreement is executed pursuant to and shall be governed by the laws of the State of Connecticut (but not including the choice of law rules thereof).

          16. BINDING EFFECT. Subject to all restrictions provided for in this Option Agreement and by applicable law relating to assignment and transfer of this Option Agreement and the option and stock appreciation rights provided for herein, this Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, and assigns.

          17. NOTICE. Any notice hereunder by the Optionee to the Bank shall be in writing and shall be deemed duly given if mailed or delivered to the Bank at its principal office, addressed to the attention of the Committee, or if so mailed or delivered to such other address as the Bank may hereafter designate by notice to the Optionee. Any notice hereunder by the Bank to the Optionee shall be in writing and shall be deemed duly given if mailed or delivered to the Optionee at the address specified below by the Optionee for such purpose, or if so mailed or delivered to such other address as the Optionee may hereafter designate by written notice given to the Bank.

          18. ENTIRE AGREEMENT. This Option Agreement constitutes the entire agreement and supersedes all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. Neither this Option Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Bank and the Optionee; PROVIDED, HOWEVER, that the Bank unilaterally may waive any provision hereof in writing to the extent that such waiver does not adversely affect the interests of the Optionee hereunder or otherwise cause the Option granted hereunder not to qualify as an "incentive stock option" within the meaning of Section 422A of the Code, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Option Agreement, or caused this Option Agreement to be duly executed on their behalf, as of the day and year first above written.



ATTEST:                                DERBY SAVINGS BANK


                                       By:
-----------------------------------        ------------------------------------

                                       Title:
                                              ---------------------------------



                                       OPTIONEE:


                                       ----------------------------------------


                                       ADDRESS FOR NOTICE TO OPTIONEE:

                                       ----------------------------------------
                                       Number              Street


                                       ----------------------------------------
                                       City      State     Zip Code

                                  DERBY SAVINGS BANK

                           INCENTIVE STOCK OPTION AGREEMENT


         This Stock Option Agreement (the "Option Agreement") is made as of the _________ day of _______________________ 1987, by and between Derby Savings
Bank, a Connecticut-chartered savings bank (the "Bank"), and __________________, an employee of the Bank (the "Optionee").

          WHEREAS, the Board of Directors of the Bank has duly adopted, and the shareholders of the Bank have approved, a Stock Option Plan (the "Plan"), which authorizes the Bank to grant to eligible individuals options for the purchase of shares of the Bank's Common Stock, $1.00 par value (the "Stock"); and

          WHEREAS, the Bank has determined that it is desirable and in its best interests to grant to the Optionee, pursuant to the Plan, an option to purchase a certain number of shares of Stock, in order to provide the Optionee with an incentive to advance the interests of the Bank, all according to the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto do hereby agree as follows:

          1.  GRANT OF OPTION.   Subject to the terms of the Plan (attached
hereto as Exhibit A, the terms of which are incorporated by reference herein), the Bank hereby grants to the Optionee the right and option (the "Option') to purchase from the Bank, on the terms and subject to the conditions
hereinafter set forth, _____________________ shares of Stock.   This Option
shall constitute an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the Code"). The date of grant of this Option is __________________________, _________________________ the date on which the grant of the Option was approved by the Stock Option Committee of the Board of Directors of the Bank (the "Committee").

         2. PRICE. The purchase price (the "Option Price") for the shares of Stock subject to the Option granted by this Option Agreement is $_______________________ per share, which price is not less than 100 percent of the fair market value of the Stock, as determined by the Bank, on the date of grant of this Option. */

          3. EXERCISE OF OPTION. Except as otherwise provided herein, the Option granted pursuant to this Option Agreement shall be subject to exercise as follows:

               A. TIME OF EXERCISE OF OPTION. The Optionee may exercise the Option (subject to the limitations on exercise set forth in Subsection H below), in installments as follows: the Option may be exercised in respect of 20 percent of the aggregate number of shares specified in Section 1 above on each of the first, second, third, fourth, and fifth anniversaries of the date of grant of the Option, as set forth in Section 1 above; PROVIDED, HOWEVER, that in the event of a "change in control" of the Bank, as defined in the next sentence below, the Option shall become immediately exercisable in full, except to the extent that the foregoing waiver of installment limitations, taking into account all other payments or benefits to or for the Optionee under all other agreements, understandings, and formal or informal plans or arrangements for the direct or indirect provision of compensation to the Optionee, would cause the Optionee to be considered to have received a "parachute payment" within the meaning of Section 28OG(b)(2) of the Code that would reduce the total after-tax compensation, as determined for purposes of Section 28OG of the Code, received by the Optionee by reason of such change in control to an amount which is less than that which would be received in the absence of such waiver. For purposes of this Option Agreement, a "change in control" of the Bank shall be deemed to have taken place if (i) any person becomes the beneficial owner of 20 percent or more of the total number of voting shares of the Bank; (ii) any person becomes the beneficial owner of 10 percent or more, but less than 20 percent of the total number of voting shares of the Bank, if the Board of Directors of the Bank has made a determination that such beneficial ownership constitutes or will constitute control of the Bank; (iii) any person (other than the persons named as proxies solicited on behalf of the Board of Directors of the Bank) holds revocable or irrevocable proxies, as to the election or removal of two or more directors of the Bank, for 25 percent or more of the total number of voting shares of the Bank; (iv) any person has commenced a tender or exchange offer, or entered into an agreement or received an option, to acquire beneficial ownership of 20 percent or more of the total number of voting shares of the Bank, whether or not the requisite

----------------
-*/ 110 percent for Optionees who own more than ten percent of the total combined voting power of all classes of stock.

regulatory approval for such acquisition has been received; or (v) as the result of, or in connection with, any cash tender or exchange offer, merger, or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Bank before such transaction shall cease to constitute at least two-thirds of the Board of Directors of the Bank or any successor institution. For purposes hereof, a "person" includes an individual, corporation, partnership, trust or group acting in concert. A person for these purposes shall be deemed to be a beneficial owner as that term is used in Rule 13d-3 under the Securities Exchange Act of 1934. This Option Agreement shall not be considered an "Other Agreement" for purposes of
Section 9(c) of the employment agreement dated ______________________, 198_, between the Optionee and the Bank. The foregoing installments, to the extent not exercised, shall accumulate and be exercisable, in whole or in part, at any time and from time to time, after becoming exercisable and prior to the termination of the Option as provided for in Subsection G below; PROVIDED, that no single exercise of the Option shall be for less than 100 shares, unless the number of shares purchased is the total number at the time available for purchase under this Option.

               B. EXERCISE BY OPTIONEE. During the lifetime of the Optionee, only the Optionee (or, in the event of the Optionee's legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option.

               C. TERMINATION OF EMPLOYMENT. The Optionee may exercise the Option only while the Optionee is an employee of the Bank or any "subsidiary corporation" thereof within the meaning of Section 425(f) of the Code (a "Subsidiary"), and upon the Optionee's termination of employment with the Bank or a Subsidiary, the Option shall terminate, except as provided in Subsections D, E and F of this Section.

               D. RETIREMENT. If the Optionee's termination of employment is due to retirement with the consent of the Board of Directors of the Bank, the Optionee may (subject to the limitations on exercise set forth in Subsection H below) exercise all or any part of the Option, whether or not it was exercisable at the time of the termination of employment, at any time within three months after the termination of employment and prior to the termination of the Option, as provided for in Subsection G below.

               E. DEATH. In the event of the Optionee's death either while employed by the Bank or a Subsidiary or within the period following the termination of employment with the Bank or a Subsidiary during which the Option was exercisable pursuant to Subsection D or F of this Section, the personal representative or legatees or distributees of the Optionee's estate, as the case may be, shall have the right (subject to the limitations on exercise set forth in Subsection H below) to exercise all or any part of the Option, whether or not the Option was exercisable on the date of the Optionee's death, at any time within one year after the date of the Optionee's death.

               F. DISABILITY. If the Optionee's termination of employment is by reason of "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), the Optionee or the guardian or legal representative shall have the right (subject to the limitations on exercise set forth in Subsection H below) to exercise all or any part of the Option, whether or not the Option was exercisable at the time of the termination of employment, at any time within one year after termination of employment.

               G. TERMINATION OF 0PTION. The Option shall terminate upon the earlier of (i) the expiration of a period of ten years */ from the date of grant of the Option, as set forth in Section 1 above, (ii) the Optionee's termination of employment with the Bank or a Subsidiary, unless such termination falls within the scope of Subsection D, E or F of this Section, or (iii) in the event the Optionee's termination of employment falls within the scope of Subsection D, E or F of this Section, upon the expiration of the period after the Optionee's termination of employment with the Bank or a Subsidiary within which the Option is exercisable as specified in Subsection D, E or F of this Section, whichever is applicable.

               H. LIMITATIONS ON EXERCISE OF OPTION. Notwithstanding the foregoing Subsections of this Section, in no event may the Option be exercised, in whole or in part, after ten years */ following the date upon which the Option is granted, as set forth in Section 1 above, or after the occurrence of an event referred to in Section 7 below which results in termination of the Option. In no event may the Option be exercised for a fractional share. Notwithstanding any other provision of this Option Agreement, to the extent required by Section 422A of the Code, the aggregate fair market value (determined at the time the option is granted) of the

-----------------
*/ Five years for Optionees who own more than ten percent of the total combined voting power of all classes of stock.

stock with respect to which "incentive stock options" (within the meaning of Section 422A of the Code) are exercisable for the first time by the Optionee in any calendar year (under the Plan and all other stock option plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of Section 422A(b)(7) of the Code) shall not exceed $100,000.

          4. METHOD OF EXERCISE OF Option. Subject to the terms and conditions of this Option Agreement, the Option may be exercised by delivering written notice of exercise to the Bank, at its principal office, addressed to the attention of the Committee, which notice shall specify the number of shares for which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of the Option shall be made either
(i) in cash or in cash equivalent; (ii) through the tender to the Bank of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in the manner specified in the Plan) on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii). if the person exercising the Option is not the Optionee, such person shall also deliver with the notice of exercise appropriate proof of his or her right to exercise the Option. An attempt to exercise the Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after exercise of the Option as provided for above, the Bank shall deliver to the person exercising the Option a certificate or certificates for the shares of Stock being purchased.

          5. LIMITATIONS ON TRANSFER. The Option is not transferable by the Optionee, other than by will or the laws of descent and distribution in the event of death of the Optionee.

          6. RIGHTS AS SHAREHOLDER. Neither the Optionee nor any executor, administrator, distributee or legatee of the Optionee's estate shall be, or have any of the rights or privileges of, a shareholder of the Bank in respect of any shares of Stock transferable hereunder unless and until such shares have been fully paid and certificates representing such shares have been endorsed, transferred and delivered, and the name of the Optionee (or of such personal representative, administrator, distributee or legatee of the Optionee's estate) has been entered as the shareholder of record on the books of the Bank.

         7.   EFFECT OF CHANGES IN CAPITALIZATION.

               A. CHANGES IN STOCK. If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Bank by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Bank occurring after the date the Option is granted, a proportionate and appropriate adjustment shall be made by the Bank in the number and kind of shares subject to the Option, so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in the Option shall not change the total Option Price with respect to shares subject to the unexercised portion of the Option but shall include a corresponding proportionate adjustment in the Option Price per share.

               B. REORGANIZATION IN WHICH THE BANK IS SURVIVING CORPORATION. Subject to Subsection C of this Section, if the Bank shall be the surviving corporation in any reorganization, merger or consolidation of the Bank with one or more other corporations, the Option shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

               C. REORGANIZATION IN WHICH THE BANK IS NOT THE SURVIVING CORPORATION OR SALE OF ASSETS OR STOCK. Upon the dissolution or liquidation of the Bank, or upon a merger, consolidation or reorganization of the Bank with one or more other corporations in which the Bank is not the surviving corporation, or upon a sale of substantially all of the assets of the Bank to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Bank is the surviving corporation) approved by the Board which results in any person or entity owning 80 percent or more of the combined voting power of all classes of stock of the Bank, the Option hereunder shall terminate, except to the extent provision is made in connection with such transaction for the continuation and/or the assumption of the Option, or for the substitution for the Option of new options covering the stock of a successor company, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Option shall continue in the manner and under the terms so provided. In the event of any such termination of the Option, the Optionee shall have the right (subject to the limitations on exercise set forth in Subsection H of Section 3 above), for 30 days immediately prior to the occurrence of such termination, to exercise the Option in whole or in part, whether or not the Optionee was otherwise entitled to exercise such Option at the time such termination occurs. The Bank shall send written notice of an event that will result in such a termination to the Optionee not later than the time at which the Bank gives notice thereof to its shareholders.

               D. ADJUSTMENTS. Adjustments specified in this Section relating to stock or securities of the Bank shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

          8. GENERAL RESTRICTIONS. The Bank shall not be required to sell or issue any shares of Stock under the Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or by the Bank of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Bank shall determine, in its discretion, that the listing, registration or qualification of any shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Bank, and any delay caused thereby shall in no way affect the date of termination of the Option. Any determination in this connection by the Bank shall be final, binding, and conclusive. The Bank shall not be obligated to take any affirmative action in order to cause the exercise of the Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that the Option shall not be exercisable unless and until the shares of Stock covered by the Option are registered or are subject to an available exemption from registration, the exercise of the Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

          9. WITHHOLDING OF TAXES. The parties hereto recognize that the Bank or a Subsidiary may be obligated to withhold federal and local income taxes and Social Security taxes to the extent that the Optionee realizes ordinary income in connection with the exercise of the Option or in connection with a disposition of any shares of Stock acquired by exercise of the Option. The Optionee agrees that the Bank or a Subsidiary may withhold amounts needed to cover such taxes from payments otherwise due and owing to the Optionee, and also agrees that upon demand the Optionee will promptly pay to the Bank or a Subsidiary having such obligation any additional amounts as may be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or cash equivalent.

          10. NOTIFICATION OF DISPOSITION. The Optionee agrees to notify the Bank in writing of any disposition of shares of stock acquired by the Optionee pursuant to the exercise of this Option within 30 days of such disposition.

          11. DISCLAIMER OF RIGHTS. No provision in this Option Agreement shall be construed to confer upon the Optionee the right to be employed by the Bank or any Subsidiary, or to interfere in any way with the right and authority of the Bank or any Subsidiary either to increase or decrease the compensation of the Optionee at any time, or to terminate any employment or other relationship between the Optionee and the Bank or any Subsidiary.

          12. INTERPRETATION OF THIS OPTION AGREEMENT. All decisions and interpretations made by the Committee or the Board of Directors of the Bank with regard to any question arising under the Plan or this Option Agreement shall be binding and conclusive on the Bank and the Optionee and any other person entitled to exercise the Option as provided for herein. In the event that there is any inconsistency between the provisions of this Option Agreement and of the Plan, the provisions of the Plan shall govern.

          13. GOVERNING LAW. This Option Agreement is executed pursuant to and shall be governed by the laws of the State of Connecticut (but not including the choice of law rules thereof).

           14. BINDING EFFECT. Subject to all restrictions provided for in this Option Agreement and by applicable law relating to assignment and transfer of this Option Agreement and the option provided for herein, this Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, and assigns.

          15. NOTICE. Any notice hereunder by the Optionee to the Bank shall be in writing and shall be deemed duly given if mailed or delivered to the Bank at its principal office, addressed to the attention of the Committee, or if so mailed or delivered to such other address as the Bank may hereafter designate by notice to the Optionee. Any notice hereunder by the Bank to the Optionee shall be in writing and shall be deemed duly given if mailed or delivered to the Optionee at the address specified below by the Optionee for such purpose, or if so mailed or delivered to such other address as the Optionee may hereafter designate by written notice given to the Bank.

          16. ENTIRE AGREEMENT. This Option Agreement constitutes the entire agreement and supersedes all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. Neither this Option Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Bank and the Optionee; PROVIDED, HOWEVER, that the Bank unilaterally may waive any provision hereof in writing to the extent that such waiver does not adversely affect the interests of the Optionee hereunder or otherwise cause the Option granted hereunder not to qualify as an "incentive stock option" within the meaning of Section 422A of the Code, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Option Agreement, or caused this Option Agreement to be duly executed on their behalf, as of the day and year first above written.

ATTEST:                                DERBY SAVINGS BANK

-----------------------------------    By: -----------------------------

                                       Title: --------------------------

                                       OPTIONEE:

                                       ---------------------------------

                                       ADDRESS FOR NOTICE TO OPTIONEE:

                                       ---------------------------------
                                       Number              Street

                                       ---------------------------------
                                       City      State          Zip Code